                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                     CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                     TRUST ACCOUNT #3334095-0
                                     REMITTANCE DATE:  12/15/95


                                                    Total $        Per $1,000
                                                    Amount           Original
                                                 -------------     -----------
Class A Certificates
(1a)  Amount available (including Monthly
      Servicing Fee)                             $5,172,598.45
 (b)  Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                           0.00
 (c)  Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                                0.00

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate
              (6.80%,unless Weighted Average
              Contract Rate is below 6.80%)              6.80%
           b. Class A-1 Interest                    133,926.98      3.43402513
           c. Class A-2 Remittance Rate
              (7.25%,unless Weighted Average
              Contract Rate is below 7.25%)              7.25%
           d. Class A-2 Interest                    338,333.33      6.04166661
           e. Class A-3 Remittance Rate
              (7.45%,unless Weighted Average
              Contract Rate is below 7.45%)              7.45%
           f. Class A-3 Interest                    217,291.67      6.20833343
           g. Class A-4 Remittance Rate
              (7.85%,unless Weighted Average
              Contract Rate is below 7.85%)              7.85%
           h. Class A-4 Interest                    274,750.00      6.54166667
           i. Class A-5 Remittance Rate
              (8.00%,unless Weighted Average
              Contract Rate is below 8.00%)              8.00%
           j. Class A-5 Interest                    320,000.00      6.66666667
           k. Class A-6 Remittance Rate
              (8.30%,unless Weighted Average
              Contract Rate is below 8.30%)              8.30%
           l. Class A-6 Interest                    340,300.00      6.91666667

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                    .00             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2


                                        CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW75
                                        TRUST ACCOUNT #3334095-0
                                        REMITTANCE DATE:  12/15/95


                                                    Total $        Per $1,000
                                                    Amount           Original
                                                 -------------    ------------
     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                                    .00             .00

B.   Principal
     (5)   Formula Principal Distribution
           Amount                                 2,195,301.82             N/A
           a. Scheduled Principal                   496,952.62             N/A
           b. Principal Prepayments               1,559,644.60             N/A
           c. Liquidated Contracts                  138,704.60             N/A
           d. Repurchases                                  .00             N/A

     (6)   Pool Scheduled Principal
           Balance                              310,695,483.30    946.50182797
    (6a)   Pool Factor                               .94650183
     (7)   Unpaid Class A Principal Shortfall
           (if any)following prior Remittance
           date                                            .00
     (8)   Class A Percentage for such Remittance
           Date (Until Class B Cross-Over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal
           Distribution Test is satisfied, equals
           Class A Principal Balance divided by
           pool Scheduled Principal Balance)            90.55%

     (9)   Class A Percentage for the following
           Remittance Date                              90.49%
    (10)   Class A Principal Distribution:
           a. Class A-1                           2,195,301.82     56.28979026
           b. Class A-2                                    .00             .00
           c. Class A-3                                    .00             .00
           d. Class A-4                                    .00             .00
           e. Class A-5                                    .00             .00
           f. Class A-6                                    .00             .00

    (11)   Class A-1 Principal Balance           21,438,871.30    549.71464872
   (11a)   Class A-1 Pool Factor                     .54971465

    (12)   Class A-2 Principal Balance           56,000,000.00    1000.0000000
   (12a)   Class A-2 Pool Factor                    1.00000000

    (13)   Class A-3 Principal Balance           35,000,000.00    1000.0000000
   (13a)   Class A-3 Pool Factor                    1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3


                                     CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                     TRUST ACCOUNT #3334095-0
                                     REMITTANCE DATE:  12/15/95


                                                    Total $        Per $1,000
                                                    Amount           Original
                                                 -------------    ------------

     (14)  Class A-4 Principal Balance           42,000,000.00    1000.0000000
    (14a)  Class A-4 Pool Factor                    1.00000000

     (15)  Class A-5 Principal Balance           48,000,000.00    1000.0000000
    (15a)  Class A-5 Pool Factor                    1.00000000

     (16)  Class A-6 Principal Balance           49,200,000.00    1000.0000000
    (16a)  Class A-6 Pool Factor                    1.00000000
     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                            .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)  31-59 days                             3,884,521.64             143

     (19)  60 days or more                        3,705,097.21             119

     (20)  Current Month Repossessions              916,304.14              34

     (21)  Repossession Inventory                 2,683,341.59              96

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

     (22)  Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                           1.19%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                              1.06%

     (23)  Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                           1.25%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                              1.26%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 4


                                      CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                      TRUST ACCOUNT #3334095-0
                                      REMITTANCE DATE:  12/15/95


(24) Cumulative Realized Losses Test

     (a)   Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from May 1, 1999 to
           April 30, 2000, 6.5% from May 1, 2000 to
           April 30, 2001, 8.5% from May 1, 2001 to
           April 30, 2002 and 9.5% thereafter)                            .06%

(25) Current Realized Losses Test

     (a)   Current Realized Losses for current Remittance
           Date                                                      51,034.24

     (b)   Current Realized Loss Ratio (total Realized Losses for
           the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                           .2%

(26) Class B Principal Balance Test

     (a)   Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 13.5%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $6,565,132.00                                              9.45%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 5
                                                             CUSIP#'S 393505-FY3
                                                        TRUST ACCOUNT #3334095-0
                                                      REMITTANCE DATE:  12/15/95

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                     ------------  -------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                                1,352,694.65

  A.   Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (8.65%,
            unless Weighted Average Contract
            Rate is below 8.65%)                            8.65%
       b.  Class M-1 Interest                          212,645.83     7.20833322

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                     .00              0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                     .00              0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                .00              0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                .00              0

  B.   Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                                .00            N/A
       b.  Principal Prepayments                              .00            N/A
       c.  Liquidated Contracts                               .00            N/A
       d.  Repurchases                                        .00            N/A

 (34)  Class M-1 Principal Balance                  29,500,000.00  1000.00000000
(34a)  Class M-1 Pool Factor                           1.00000000

 (35)  Class M-1 Percentage after prior
       Remittance Date                                       .00%

 (36)  Class M-1 Percentage for such Remittance
       Date                                                  .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                                       .00%

 (38)  Class M-1 Principal Distribution:
       a.  Class M-1                                          .00     0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                               .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                                     CUSIP#'S 393505-FZ0, GA4
                                                     REMITTANCE DATE:  12/15/95

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                     ------------  -------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                1,140,048.82

  (2)  Class B-1 Remittance Rate (8.60% unless
       Weighted Average Contract Rate is
       below 8.60%)                                         8.60%

  (3)  Aggregate Class B1 Interest                      93,883.33     7.16666641

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                  .00            .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                     .00            .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                  .00

  (9a) Class B Percentage for the following
       Remittance Date                                        .00

  (10) Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

 (11a) Class B1 Principal Shortfall                           .00

 (11b) Unpaid Class B1 Principal Shortfall                    .00

  (12) Class B Principal Balance                    29,556,612.00

  (13) Class B1 Principal Balance                   13,100,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2


                                          CUSIP#'S   393505-FZ0, GA4
                                          TRUST ACCOUNT #3334095-0
                                          REMITTANCE DATE:  12/15/95





                                                    Total $        Per $1,000
                                                    Amount           Original
                                                 -------------    ------------

Class B2 and C Certificates
(12) Remaining Amount Available                   1,046,165.49

(13) Class B-2 Remittance Rate (8.80%
     unless Weighted Average Contract
     Rate is less than 8.80%)                            8.80%

(14) Aggregate Class B2 Interest                    120,681.82      7.33333325

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                 .00             .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                    .00             .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date              .00

(18) Class B2 Principal Liquidation Loss Amount            .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)             .00

(20) Guarantee Payment                                     .00

(21) Class B2 Principal Balance                  16,456,612.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount and Class B2 Distribution Amount;
     if the Company is the Servicer)                130,371.16

(23) Class C Residual Payment                       795,726.89

(24) Class M-1 Interest Deficiency on such
     Remittance Date                                       .00

(25) Class B-1 Interest Deficiency on such
     Remittance Date                                       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3


                                                  CUSIP#'S   393505-FZ0, GA4
                                                  TRUST ACCOUNT #3334095-0
                                                  REMITTANCE DATE:  12/15/95


                                                    Total $        Per $1,000
                                                    Amount           Original
                                                 -------------    ------------

(26)   Repossessed Contracts                        916,304.14

(27)   Repossessed Contracts Remaining
       in Inventory                               2,683,341.59

(28)   Weighted Average Contract Rate                 12.04057

                                     GTFC
                                    1995-2
                                November, 1995
                              Defaulted Contracts



                                                              Estimated
                                               Repurchase      Loss at
Account#          Principal      Interest       Amount        Sale Date
--------         -----------     --------     -----------     ----------

22321473           28,805.88       194.43       29,000.31       8,184.22
53314847           17,318.30       116.89       17,435.19       4,792.84
57314122           23,640.58       159.57       23,800.15       2,895.67
76315160           13,114.72        88.52       13,203.24      10,744.83
77322359           20,819.99       140.53       20,960.52       6,619.51
77322361            4,762.59        32.14        4,794.73       2,596.99
85315460           16,973.98       114.57       17,088.55       8,926.23
95323785           13,268.56        89.56       13,358.12       3,531.45
                 -----------      -------     -----------     ----------

TOTALS           $138,704.60      $936.21     $139,640.81     $48,291.74
                 ===========      =======     ===========     ==========